SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 24, 2003
                                                         (April 24, 2003)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9318                                           13-2670991
(Commission File Number)                       (IRS Employer Identification No.)


One Franklin Parkway, San Mateo, California                            94403
 (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


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  (Former name or former address, if changed since last report): Not Applicable




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Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99 Press Release issued on April 24, 2003 by Franklin Resources, Inc.

Item 9.   Regulation FD Disclosure

The information furnished under this "Item 9" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information, including the exhibit attached hereto in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On April 24, 2003, Franklin Resources, Inc. issued a press release announcing its financial results for the second quarter ended March 31, 2003. The full text of the press release is furnished as Exhibit 99 to this Report and is incorporated by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRANKLIN RESOURCES, INC.
                                   (Registrant)


Date: April 24, 2003               /s/ Martin L. Flanagan
                                   ----------------------------
                                   MARTIN L. FLANAGAN
                                   President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

    99              Press   Release   issued  on  April  24,  2003  by  Franklin
                    Resources, Inc.

                                       4
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